Thornburg Global Value Fund
Semiannual Report
March 31, 2001

Letter to shareholders

April 28, 2001

William V. Fries, CFA
Portfolio Manager
Dear Fellow Shareholder:

Thornburg Global Value Fund investment results for the quarter ended March 31, 2001 are shown in the table below, along with results for the trailing 12 months and since inception in May of 1998. Total returns shown reflect results for investors who held shares for the entire periods, assuming all dividends were reinvested in additional shares.

Total return performance as of 3.31.01
                             A Shares                B Shares                    C Shares                    I Shares
                       YTD  One Year   Since    YTD   One Year   Since      YTD     One Year  Since      YTD    One Year  Since
                                      Incept.                    Incept.                      Incept.                     Incept.
Net Asset Value ...  (6.41)% (11.71)% 11.56%* (6.61)% (11.38)%  (11.47)%*  (6.53)%  (12.41)%  10.55%*  (6.40)%   (11.71)%  11.56%*
Max. Offering Price (10.63)% (15.69)%  9.78% (11.28)% (15.81)%  (15.93)%*  (7.46)%  (12.41)%  10.55%*  (10.63)%  (15.69)%   9.78%*

* Annualized
Past performance cannot guarantee future results.
Inception of Class A and C shares: 5/28/98. Inception of Class B shares: 4/30/00 Inception of Class I shares: 3/30/01.

No income was distributed during the quarter. Marking currency hedge positions to market neutralized income from dividend distributions. There has been considerable press coverage about unexpected and unwelcome large capital gains distributions from mutual funds this year. We did not have a capital gain distribution last year and will be sensitive to the tax implications of changes in your fund portfolio as this year progresses. We anticipate no capital gains distribution for this fiscal year which will end September 30, 2001.

Reflecting trouble in the U. S. technology sector, global markets continue to disappoint investors. While economic reports from abroad have only recently begun to reflect the impact of slowing activity in the U. S., the psychology has been poor since the fall of last year. Interestingly, holdings in less developed countries, while weak in late 2000, seem to have stabilized at depressed levels. In the recent quarter, a number of these issues recorded positive performance. The most positive return in the Global Value portfolio came from China International Marine Container, the world's largest shipping container manufacturer. The company's "B" shares (available only to investors outside of China) spiked recently as China moved in the direction of eliminating distinctions between A and B shares.+

Disappointing subscriber growth along with an extension of the payback period for large expenditures by service providers has dampened investor enthusiasm for telecommunication stocks of all stripes. The stock prices of our holdings in this sector (Nokia, Deutsche Telekom, China Unicom) have been adversely impacted, even though the operating metrics of these businesses are improving. We expect all to recover and in fact have added to some of these positions recently.

With deteriorating economic fundamentals in mind, we are making new investments in businesses not dependent on high corporate capital investment. New positions include: Walmart de Mexico, where prosperity and a new government are fostering retail spending growth; Deutsche Boerse, the Frankfurt stock and futures exchange, which will benefit from growing German interest in equities; and NTT DoCoMo, the dominant Japanese mobile phone carrier, which is about to provide broad access to the internet via cellular phones. For more about these companies and the other stocks in the portfolio, please see the Thornburg website at www.thornburg.com and click on "funds."

The impact of new holdings, market changes and other portfolio activity is reflected in the comparison of sector positions below. The most significant change is increased concentration with almost 55% of the portfolio represented by holdings in 5 sectors. Oil, gas and oil and gas services as well as technology investments have been materially increased since the beginning of the new calendar year.

The table to the right identifies portfolio weightings by country. Europe remains the most important region representing over 50% of the portfolio. Japanese holdings remain modest. Holdings in developing markets have increased to 24%, up from 18% on 9/30/2000. The increase reflects the addition of 2 holdings in Mexico; Cemex and the previously mentioned Wal-Mart de Mexico. Holdings in developing countries are typically leading companies, such as Embraer in Brazil, Taiwan Semiconductor and China Unicom.
TOP INDUSTRY SECTORS

         12/31/2000                         3/31/2001

         13.4%    Healthcare Services       12.5%    Oil, Gas and Services
         10.1%    Banking                   12.0%    Technology
         8.2%     Retail                    10.2%    Retail
         7.7%     Investment Mgt and Svc     9.9%    Investment Mgt and Svc
         6.4%     Oil, Gas and Services      9.3%    Healthcare

         45.8%                              54.4%

The opportunities and reasons to invest internationally are no less valid today than last year when prices of many foreign stocks were higher. For those willing to assume that any potential economic slowdown is not a permanent condition, the business fundamentals of the stocks held in the Global Value Fund remain promising. We remain optimistic about their future stock prices. Thank you for investing in Thornburg Global Value Fund.
Holdings by Country*

                  3.31     3.31
                  2001     2000

Germany           15.2%    14.1%
United States     12.5%    9.2%
UK                12.3%    8.9%
Switzerland        6.0%     5.7%
France             5.8%     0.0%
Mexico             5.2%     0.0%
Netherlands        4.6%     8.0%
Finland            4.4%     3.0%
Brazil             4.3%     2.6%
China              3.4%     0.0%
Spain              3.2%     0.8%
Austria            3.1%     3.6%
Taiwan             2.4%     1.9%
Bermuda            2.6%     2.3%
Korea              2.0%     3.2%
Japan              1.7%     8.8%
India              1.6%     0.0%
Hungary            1.6%     0.0%
Canada             1.0%     5.6%
Sweden             0.9%     1.8%
Hong Kong          0.8%     0.0%

Sincerely,



William V. Fries, CFA
Portfolio manager

+ A shares typically sell at substantial premiums to B shares, even though both represent ownership in the same enterprises.

Statement of assets and liabilities
Thornburg Global Value Fund
March 31, 2001

ASSETS
Investments at value (cost $109,482,717) ......................   $ 105,921,389
Cash ..........................................................       2,721,852
Receivable for fund shares sold ...............................         237,770
Unrealized gain on forward exchange contracts (Note 6) ........       1,145,489
Dividends receivable ..........................................         416,672
Prepaid expenses and other assets .............................          29,290
                  Total Assets ................................   $ 110,472,462

LIABILITIES
Payable for securities purchased ..............................       1,967,298
Payable for fund shares redeemed ..............................         320,147
Payable to investment advisor .................................          89,653
Accounts payable and accrued expenses .........................          94,107
                  Total Liabilities ...........................       2,471,205

NET ASSETS ....................................................   $ 108,001,257

NET ASSETS CONSIST OF:
         Distribution in Excess of net investment income ......   $  (4,036,341)
         Net unrealized depreciation ..........................      (2,442,990)
         Accumulated net realized gain ........................         101,585
         Net capital paid in on shares of beneficial interest .     114,379,003

                                                                  $ 108,001,257
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($76,527,575 applicable to 5,229,585 shares of beneficial
interest outstanding - Note 4)      $               14.63

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share)           0.69
Maximum Offering Price Per Share    $               15.32

Class B Shares:
Net asset value and offering price per share *
($2,290,552 applicable to 158,824 shares of beneficial
interest outstanding - Note 4)      $               14.42

Class C Shares:
Net asset value and offering price per share
($29,183,080 applicable to 2,018,889 shares of beneficial
interest outstanding - Note 4)      $               14.46

Class I Shares:
Net asset value and redemption price per share
($50 applicable to 4 shares of beneficial
interest outstanding - Note 4)      $               14.63


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of operations

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $62,876) ...   $   519,282
Interest income ..............................................       131,980
                  Total Income ...............................       651,262

EXPENSES
Investment advisory fees (Note 3) ............................       471,829
Administration fees (Note 3)
         Class A Shares ......................................        48,916
         Class B Shares ......................................         1,123
         Class C Shares ......................................        17,365
Distribution and service fees (Note 3)
         Class A Shares ......................................        97,832
         Class B Shares ......................................         8,981
         Class C Shares ......................................       138,922
Transfer agent fees ..........................................        75,650
Registration & filing fees ...................................        37,531
Custodian fees ...............................................        47,826
Professional fees ............................................         8,680
Accounting fees .............................................          3,738
Director fees .................................................        1,900
Other expenses ................................................        7,451
                  Total Expenses ..............................      967,744

         Less:
         Expenses reimbursed by investment advisor (Note 3) ...      (15,865)

                  Net Expenses ................................      951,879

                  Net Investment Loss .........................     (300,617)

REALIZED AND UNREALIZED GAIN (LOSS) - NOTE 5
Net realized gain (loss) on:
         Investments ..........................................   (2,682,051)
         Foreign currency transactions ........................    3,346,643
                                                                     664,592
Net unrealized appreciation appreciation (depreciation)
         Investments ..........................................   (7,690,412)
         Foreign currency translations ...........................(1,323,558)
                                                                  (9,013,970)
                  Net Realized and Unrealized
                  Gain (Loss) on Invetsments .....................(8,349,378)

                  Net Increase (Decrease) in Net Assets Resulting
                  From Operations ...............................$(8,649,995)

See notes to financial statements.

Statement of changes in net assets
                                           Six Months Ended          Year Ended
                                           March 31, 2001     September 30, 2000
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investments income (loss) ..............   $    (300,617)   $   1,712,255
Net realized gain on investments and
foreign currency transactions ..............         664,592        2,858,183
Increase (decrease) in unrealized appreciation
(depreciation) on investments and foreign
currency transactions ......................      (9,013,970)       4,919,021

        Net Increase (Decrease) in Net Assets
        Resulting from Operations ..........      (8,649,995)       9,489,459

DIVIDENDS TO SHAREHOLDERS: ..................................
In excess of net investment income
         Class A Shares ....................      (3,827,298)      (2,957,271)
         Class B Shares ... ................         (87,445)         (34,855)
         Class C Shares ....................      (1,327,701)        (799,585)

FUND SHARE TRANSACTIONS - (Note 4) ..........................
         Class A Shares                           10,372,132       47,229,032
         Class B Shares.....................       1,271,872        1,333,025
         Class C Shares.....................       6,789,046       22,763,764
         Class I Shares.....................              50                0

         Net Increase in Net Assets ........       4,540,661       77,023,569

NET ASSETS: ................................

         Beginning of period                     103,460,596       26,437,027

         End of period .....................   $ 108,001,257    $ 103,460,596




See notes to financial statements.
Notes to financial statements
Note 1 - Organization
Thornburg Global Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. Expenses which are attributable to all series of the Trust are allocated to each series based on their relative net assets. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis. The Fund currently offers three classes of shares of beneficial interest, Class A, Class B and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption, and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administration fees and certain transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.
Note 2 - Significant Accounting Policies Significant accounting policies of the Funds are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales at 4:00 pm est prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.
Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Net realized capital losses are carried forward to offset realized capital gains in future years. To the extent such carryforwards are used, no capital gain distributions will be made. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.
Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.
General:  Securities  transactions  are  accounted  for on a trade  date  basis.
Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2001, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2001, the Adviser voluntarily reimbursed certain class specific expenses of $15, 865. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the six months ended March 31, 2001, the Distributor earned net commissions aggregating $12,537 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $6,303 from redemptions of Class C shares of the Fund. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.
The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class B and Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class B and Class C shares of the Fund at an annual rate of up to 3/4 of 1% or .75% of the average daily net assets attributable to Class B and Class C Shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2001 are set forth in the statement of operations.
Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust. Note 4 - Shares of Beneficial Interest At March 31, 2001 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and Class C Shares of the Global Value Fund commenced May 28, 1998. Sales of Class B shares of the Global Value Fund commenced April 1, 2000. Sales of Class I shares of the Global Value Fund commenced March 30, 2001. Transactions in shares of beneficial interest were as follows:

                           Six Months Ended                Year Ended
                           March 31, 2001             September 30, 2000
                          Share          Amount        Share          Amount
Class A Shares
Shares sold             3,060,456    $  47,954,581    3,812,542   $  65,442,461

Shares issued to shareholders in reinvestment
of dividends              238,861        3,733,404      167,831       2,857,198
Shares repurchased     (2,640,135)     (41,315,853)  (1,201,888)    (21,070,627)

Net Increase              659,182  $    10,372,132    2,778,485   $  47,229,032

Class B Shares
Shares sold                81,550 $      1,271,458       78,179   $   1,348,857
Shares issued to shareholders in reinvestment
of dividends                5,541           85,556        2,023          33,664
Shares repurchased         (5,505)         (85,142)      (2,964)        (49,496)

Net Increase               81,586   $    1,271,872       77,238   $   1,333,025

Class C Shares
Shares sold               541,699  $     8,464,758    1,330,647    $  22,710,579
Shares issued to shareholders in reinvestment
of dividends               74,077        1,145,971       41,138          691,062
Shares repurchased       (181,145)      (2,821,683)     (38,739)       (637,877)

Net Increase              434,631  $     6,789,046    1,333,046    $  22,763,764

Class I Shares
Shares sold                     4  $            50        -               -
Shares issued to shareholders in reinvestment
 of dividends                   0                0        -                -
Shares repurchased              0                0        -                -

Net Increase                    4  $            50        -                -

Note 5 - Securities Transactions
For the six months ended March 31, 2001 the Fund had purchase and sale transactions of investment securities of $41,795,877 and $25,394,627, respectively. The cost of investments for Federal income tax purpose is
$109,482,717 for the Fund. At March 31, 2001, net unrealized appreciation of investments was $3,561,328 based on cost for Federal income tax purposes resulting from $9,865,666 gross unrealized appreciation and $13,426,994 gross unrealized depreciation. At September 30, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:
         Capital loss carryovers expiring in:
                  2007     $        119,008
                  2008              272,996
                           $        392,004

Note 6 - Financial Investments With Off-Balance Sheet Risk
During the six months ended March 31, 2001, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock holdings. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Fund's involvement in such contracts.
At March 31, 2001, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. (See chart on following page.)

Contracts to sell:
   10,143,000   Brazilian Real for 4,955,593 U.S. Dollars, June 20, 2001 ........   $     380,836
    2,632,500   Canadian Dollars for 1,771,676 U.S. Dollars, June 20, 2001 ......         102,024
    4,840,100   Swiss Francs for 2,922,942 U.S. Dollars, June 20, 2001 ..........         124,042
      500,000   Swiss Francs for 294,672 U.S. Dollars, September 19, 2001 .......           4,500
   15,636,075   Chinese Renminbi for 1,860,441 U.S. Dollars, June 20, 2001 ......         (22,811)
   20,508,173   Euros for 17, 975,554 U.S. Dollars, June 20, 2001 ...............         (75,048)
    9,817,110   British Pound Sterling for 14,455,255 U.S. Dollars, June 20, 2001         540,530
  468,595,500   Hungarian Forint for 1,497,828 U.S. Dollars, May 10, 2001 .......         (37,051)
  188,900,000   Japanese Yen for 1,924,433 U.S. Dollars, June 20, 2001 ..........         403,441
3,184,000,000   South Korean Won for 2,596,460 U.S. Dollars, June 20, 2001 ......         212,393
   51,366,456   Mexican Pesos for 4,975,431 U.S. Dollars, July 5, 2001 ..........        (283,155)
    9,262,500   Polish Zloty for 2,021,938 U.S. Dollars, June 20, 2001 ..........        (182,549)
    7,480,882   Swedish Krona for 780,380 U.S. Dollars, June 20, 2001 ...........          58,142
   69,005,000   New Taiwan Dollars for 2,038,552 U.S. Dollars, June 20, 2001 ....         (45,351)
                Unrealized gain from forward exchange contracts sold $ ..........       1,179,943

Contracts to buy:

   9,262,500    Polish Zloty for 2,238,941 U.S. Dollars, June 20, 2001                   (34,454)
                Unrealized gain from forward exchange contracts               $        1,145,489

Financial highlights
                      Six Months Ended     Year Ended          Period Ended
                        March 31,2001     September 30,        September 30,
                             2001       2000        1999           1998(a)
Class A Shares:
Per share operating performance
(for a share outstanding throughout the period) +

Net asset value,
beginning of period ..   $   16.64 $   12.95 $       9.79 $          11.94

Income from investment operations:
Net investment income loss   (0.03)     0.44          012             0.03
Net realized and unrealized
gain (loss) on investments   (1.19)     4.03         3.18            (2.15)

Total from investment
operations ...........       (1.22)     4.47         3.30            (2.12)
Less dividends from:
Net investment income ...        0     (0.78)       (0.14)           (0.03)
In excess of net
investment income            (0.79)        0           0               0


Change in net asset value    (2.01)     3.69         3.16            (2.15)
Net asset value,
end of period        $       14.63   $ 16.64    $   12.95   $         9.79

Total Return (b)            (7.66)%   34.42%        33.79%          (17.80)%

Ratios/Supplemental Data
Ratios to average net assets:
  Net investment income
  (loss)                    (0.34)%(c) 2.61%         1.07%          1.04%(c)
  Expenses, after expense
  reductions                  1.54%(c) 1.53%         1.63%          1.63%(c)
  Expenses, before expense
  reductions                  1.54%(c) 1.55%         1.93%          2.88%(c)

Portfolio turnover rate      25.49%   86.13%        58.09%          44.66%

Net assets at end of
period (000)         $      76,528  $ 76,070  $     23,202  $       7,440


(a) Fund commenced operations on May 28, 1998.
(b) Sales loads are not reflected in computing total return.
(c) Annualized
+ Based on weighted average shares outstanding


Class B Shares:
Per share operating performance
(for a share outstanding throughout the period) +
                             Six months ended            Period ended
                               March 31, 2001         September 30, 2000
Net asset value,
beginning of period           $        16.44         $        17.62

Income from investment operations:
   Net investment income (loss)        (0.08)                  0.14
   Net realized and unrealized
   gain (loss) on investments          (1.18)                 (0.79)
Total from investment operations       (1.26)                 (0.65)

Less dividends from:
   Net investment income                   0                  (0.53)
   In excess of net investment income  (0.76)                     0


Change in net asset value              (2.02)                 (1.18)
Net asset value, end of period   $     14.42         $        16.44

Total Return (b)                       (7.95)%                (3.73)%
Ratios/Supplemental Data
Ratios to average net assets:
 Net investment income (loss)         (1.03)%(c)              1.63%(c)
 Expenses, after expense reductions     2.37%(c)              2.38%(c)
 Expenses, before expense reductions    3.98%(c)              6.08%(c)

Portfolio turnover rate                25.49%                86.13%

Net assets at end of period (000)   $   2,291    $            1,270



(a) Effective date of Class B shares was April 1, 2000.
(b) Sales loads are not reflected in computing total return.
(c) Annualized
+ Based on weighted average shares outstanding

Class C Shares:
Per share operating performance
(for a share outstanding throughout the period) +
                         Six months ended    Year ended         Period ended
                          March 31,         September 30,      September 30,
                             2001           2000     1999          1998(a)
Net asset value,
beginning of period  $      16.49       $  12.88  $  9.77    $      11.94

Income from investment
operations:
Net investment income (loss)(0.09)          0.38     0.04            0.01
Net realized and unrealized
gain (loss) on investments  (1.18)          3.91     3.14           (2.17)


Total from investment
operations                  (1.27)          4.29     3.18           (2.16)
Less dividends from:
  Net investment income         0          (0.68)   (0.07)          (0.01)
  In excess of net investment
  income                    (0.76)            -        -                 -



Change in net asset value   (2.03)          3.61     3.11           (2.17)

Net asset value,
end of period       $       14.46    $     16.49  $ 12.88   $        9.77

Total Return (b)           (8.02)%         33.20%   32.59%         (18.12)%

Ratios/Supplemental Data Ratios to average net assets:
Net investment income
(loss)                     (1.13)%(c)       2.25%    0.11%         (0.02)%(c)
Expenses, after expense
reductions                   2.36%(c)       2.37%    2.38%           2.38%(c)
Expenses, before expense
reductions                   2.37%(c)       2.43%    3.63%          11.91%(c)

Portfolio turnover rate     25.49%         86.13%   58.09%          44.66%

Net assets at end
of period (000)      $       29,183   $   26,120  $ 3,235    $        577


(a) Effective date of Class C shares was May 28, 1998.
(b) Sales loads are not reflected in computing total return.
(c) Annualized
+ Based on weighted average shares outstanding

Class I Shares:
Per share operating performance
(for a share outstanding throughout the period)+
                                                        Period Ended
                                                       March 31, 2001

Net asset value, beginning of period              $        14.58

Income from investment operations:
                  Net investment income                       -
                  Net realized and unrealized
                     gain (loss) on investments             0.05

Total from investment operations                            0.05

Less dividends from:
                  Net investment income                      -




Change in net asset value                                   0.05

Net asset value, end of period                     $       14.63

Total Return (b)                                           0.34%

Ratios/Supplemental Data Ratios to average net assets:
           Net investment income                           0.00%(c)
           Expenses, after expense reductions              0.99%(c)
           Expenses, before expense reductions             0.00%(c)

Portfolio turnover rate                                    25.49%

Net assets at end of period (000)   $                         50



(a) Effective date of Class I shares was March 30, 2001.
(b) Sales loads are not reflected in computing total return.
(c) Annualized
+ Based on weighted average shares outstanding.

Schedule of Investments
Thornburg Global Value Fund
March 31, 2001
CUSIPS: Class A - 885-215-657,  Class B - 885-215-616,  Class C -
885-215-640 NASDAQ Symbols: Class A - TGVAX, Class B - TGVBX proposed, Class C -
THGCX
COMMON STOCKS--94.60%
AIRPORTS (2.90%)
  Flughafen Wien AG                                                                     92,500             $3,084,009
BANKS (7.90%)
  Banco Popular                                                                         100,000             3,285,680
  Barclays PLC                                                                          110,000             3,426,417
  OTP Bank  GDR                                                                         35,000              1,624,000
BIOTECHNOLOGY (1.20%)
  Bachem AG                                                                             1,010               1,327,071
CAPITAL EQUIPMENT (6.70%)
  China International Marine Containers                                                 400,000               916,917
  Embraer                                                                               490,000             4,855,958
  Muhlbauer Holding AG                                                                  24,245              1,297,829
CONSUMER ELECTRONICS (1.80%)
  Philips Electronics                                                                   68,200              1,865,862
BUILDING MATERIALS (6.00%)
  Cemex SA                                                                              115,000             2,472,500
  Dyckerhoff AG Preferred                                                               200,000             3,861,884
PHARMACEUTICALS (8.10%)
  Merck KGaA                                                                            60,200              2,303,671
  Novartis AG                                                                           70,000              2,753,100
  Pharmacia & Upjohn Inc.                                                               70,000              3,525,900
ENERGY (1.60%)
  AES Corp. +                                                                           35,000              1,748,600
FINANCIAL SERVICES (2.10%)
  Deutsche Boerse AG                                                                    7,850               2,209,807
FOOD & BEVERAGES (2.10%)
  Cadbury Schweppes                                                                     350,000             2,235,082
FOREST PRODUCTS (2.20%)
  UPM Kymmene OYJ                                                                       83,000              2,336,483
INSURANCE (2.20%)
  Annuity and Life Re Holdings                                                          80,000              2,380,000
INVESTMENT MANAGEMENT & BROKERAGE (7.80%)
  Edinburgh Fund Managers Group                                                         60,500                487,574
  Goldman Sachs Group Inc.                                                              30,000              2,553,000
  Ing Groep NV                                                                          45,000              2,929,401
  Julius Baer Holding AG                                                                520                 2,322,432
OIL & GAS (9.10%)
  CNOOC Ltd                                                                             130,000             2,288,000
  PetroChina Co.  ADR                                                                   95,000              1,710,000
  Shell Transport & Trading                                                             390,000             3,010,762
  Unocal Corp.                                                                          75,000              2,592,750
OIL SERVICES (3.40%)
  Coflexip SA                                                                           55,000              3,588,750
RETAIL (10.70%)
  Coach Inc. +                                                                          109,500             3,165,645
  Fast Retailing                                                                        10,000              1,657,106
  Tesco PLC                                                                             979,490             3,488,885
  Walmart De Mexico                                                                     1,285,000           2,980,496
TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (5.90%)
  ASE Test +                                                                            65,000                792,188
  ASM Pacific                                                                           550,000               923,712
  Samsung Electronics                                                                   16,000              2,500,376
  Taiwan Semiconductor +                                                                746,000             2,012,835
TECHNOLOGY - DISTRIBUTION (0.80%)
  ACG AG +                                                                              40,000                872,662
TELECOMMUNICATION SERVICES (2.30%)
  BCE Emergis Inc.                                                                      75,000              1,343,447
  China Unicom +                                                                        1,000,000           1,076,916
TELECOMMUNICATION EQUIPMENT (5.00%)
  Deutsche Telekom AG                                                                   70,000              1,623,300
  Gemplus International +                                                               215,000             1,342,146
  Nokia Corp.                                                                           98,600              2,366,400
TIRES & RUBBER (2.30%)
  Michelin                                                                              75,000              2,433,910
TOBACCO (0.90%)
  Swedish Match AB                                                                      220,715               946,362
CLOSED END FUNDS (1.60%)
  India Fund Inc. +                                                                     167,300             1,704,787

TOTAL COMMON STOCKS (Cost $103,785,940)                                                                   100,224,612

COMMERCIAL PAPER--5.40%
American General Finance, 5.11% due 4/2/2001                                          1,100,000             1,099,844
Ford Motor Credit Co., 4.80% due 4/6/2001                                             4,600,000             4,596,933

TOTAL COMMERCIAL PAPER (Cost $5,696,777)                                                                    5,696,777


TOTAL INVESTMENTS   (Cost $109,482,717)                                                                 $ 105,921,389

+Non-income producing.
See notes to financial statements.